UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




           October 31, 2000                   (October 30, 2000)
        ----------------------       ----------------------------------
            Date of Report            (Date of earliest event reported)



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




       Pennsylvania             000-22026                       25-1407782
------------------------    ----------------                 ----------------
(State or other        (Commission File Number)(IRS Employer Identification No.)
 jurisdiction of
      corporation)





One RentWay Place, Erie, Pennsylvania                             16505
------------------------------------------------------------------------------
(Address of principal executive offices)                         Zip Code



Registrant's telephone number, including area code:          (814) 455-5378
                                                     --------------------------

Item 5.           Other Events


The registrant issued the following press release on October 31, 2000:

               RENT-WAY ANNOUNCES ADDITIONAL INFORMATION REGARDING
                       INVESTIGATION OFACCOUNTING MATTERS

October 31, 2000 - Erie, Pennsylvania. Rent-Way, Inc. (NYSE-RWY) today announced that based on its preliminary investigation to date, the accounting irregularities identified in its news release of yesterday appear to be limited to fictitious general ledger accounting entries made by a small number of personnel at its corporate headquarters. These entries appear to have been made for purposes of reducing certain costs and operating expenses, and include adjustments to rental merchandise, certain fixed asset write-offs, other operating expenses, and thereby artificially increasing earnings.

As announced yesterday and based on its preliminary investigation to date, Rent-Way expects these matters to have a negative, non-cash impact of between $25.0 million to $35.0 million pre-tax on fiscal year 2000 earnings. As announced yesterday and based on its preliminary investigation to date, Rent-Way expects that no fiscal periods prior to fiscal year 2000 will be affected. Rent-Way does not expect that any of these irregularities adversely affect its reported revenues in fiscal year 2000.

As announced yesterday, The Audit Committee of the Board of Directors is conducting an investigation of the matter with the assistance of the company's regular outside counsel, Hodgson, Russ, Andrews, Woods & Goodyear LLP, and special counsel to the Committee, Ross & Hardies, LLP. Hodgson Russ and Ross & Hardies have retained PricewaterhouseCoopers LLP to assist in the investigation.

You are invited to listen to this conference call that will be broadcast live over the Internet on November 1, 2000 at 9:00 am (Eastern Time) with William Morgenstern, Chairman and Chief Executive Officer. Please access the call at http://www.videonewswire.com/RENTWAY/110100. If you If you are unable to participate during the live webcast, the call will be archived on Rent-Way's
website,  www.rentway.com  http://www.rentway.com.   Minimum  requirements  to
listen to the broadcast are RealPlayer software, downloadable free from www.real.com/products/player/index.html, www.real.com/products/player/index.html and at least a 14.4 Kbps connection to the Internet. If you experience problems listening to the broadcast, send an email to webmaster@vdat.com mailto:webmaster@vdat.com>).

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,126 stores in 42 states.

     Contact:   William  Morgenstern,   Chief  Executive  Officer,  and  William
McDonnell, Chief Financial Officer, of Rent-Way at 814-455-5378

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                     Rent-Way, Inc.
                                             -------------------------------
                                                      (Registrant)





    November 1, 2000                        /s/ William E. Morgenstern
-----------------------                  --------------------------------------
         Date                                        (Signature)
                                               William E. Morgenstern
                                          Chairman and Chief Executive Officer





    November 1, 2000                          /s/ William A. McDonnell
------------------------------           -------------------------------------
         Date                                         (Signature)
                                                  William A. McDonnell
                                      Vice President and Chief Financial Officer